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                    FLAG INVESTORS EMERGING GROWTH FUND, INC.

                        Supplement dated November 13, 1998
                     to the Prospectuses dated March 1, 1998


         The Prospectuses dated March 1, 1998 of Flag Investors Emerging Growth Fund, Inc. (the "Fund") are hereby amended and supplemented as follows:

         At a shareholder meeting held on September 25, 1998, shareholders of the Fund approved a Sub-Advisory Agreement among the Fund, Investment Company Capital Corp. ("ICC") and Alex. Brown Capital Advisory & Trust Company ("ABCAT"). Under this new arrangement, ICC will continue to supervise and manage all of the Fund's operations and will oversee the performance of ABCAT. ABCAT will be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates. ICC will compensate ABCAT out of its advisory fee.

         ABCAT is a trust company with approximately $2.9 billion of assets under management at June 30, 1998. ABCAT employs Frederick L. Meserve who was formerly an employee of BT Alex. Brown and ICC and has managed the Fund's investments since 1993. The address of ABCAT is 19 South Street, Baltimore, Maryland 21202.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE









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                    FLAG INVESTORS EMERGING GROWTH FUND, INC.

                        Supplement dated November 13, 1998
                   to the Statement of Additional Information
                               dated March 1, 1998



         The Statement of Additional Information dated March 1, 1998 of Flag Investors Emerging Growth Fund, Inc. (the "Fund") is hereby amended and supplemented as follows:

         At a shareholder meeting held on September 25, 1998, shareholders of the Fund approved a Sub-Advisory Agreement among the Fund, Investment Company Capital Corp. ("ICC") and Alex. Brown Capital Advisory & Trust Company ("ABCAT"). As compensation for providing sub-advisory services, ABCAT is entitled to receive a fee from ICC, calculated daily and payable monthly, at the annual rate of 0.55% of the Fund's average daily net assets, provided that, if necessary, ABCAT's annual compensation will be reduced in an amount proportional to the Advisor's waiver so that the Fund's total expenses for that year do not exceed 1.50% of the Flag Investors Class A Shares' average daily net assets.

         ABCAT is a trust company chartered under the laws of the State of Maryland. It is a wholly-owned subsidiary of Brown Capital Holdings Incorporated ("Brown Capital Holdings"), a Maryland corporation whose principal executive officer is Michael D. Hankin. Brown Capital Holdings is owned by management and employees of ABCAT and outside investors. The address of ABCAT and Brown Capital Holdings is 19 South Street, Baltimore, Maryland 21202.